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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                 /s/  EDWARD O. GAYLORD
                                           ----------------------------------
                                                   Edward O. Gaylord

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                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                  /s/  JOHN H. DUNCAN
                                           ----------------------------------
                                                    John H. Duncan

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                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                  /s/  KENNETH L. LAY
                                           ----------------------------------
                                                    Kenneth L. Lay

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                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                  /s/  DEE S. OSBORNE
                                           ----------------------------------
                                                     Dee S. Osborne



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                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                 /s/  STANLEY C. HORTON
                                           ----------------------------------
                                                   Stanley C. Horton

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                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 2000 and any and all amendments thereto.


                                                 /s/  DANIEL P. WHITTY
                                           ----------------------------------
                                                   Daniel P. Whitty